EXHIBIT 99(b)


                      Albright, Persing & Associates, Ltd.
                          CERTIFIED PUBLIC ACCOUNTANTS
                          1025 Ridgeview Dr. Suite 300
                               Reno, Nevada 89509
                              Phone (775) 826-5432
                               FAX (775) 826-5510


January 14, 2000

Mr. Michael Sylver
President
Amazon Natural Treasures, Inc.
4011 West Oquendo Road, #C
Las Vegas, Nevada  89118

Dear Mr. Sylver:

This is to confirm that the client-auditor relationship between Amazon Natural Treasures, Inc. (Commission File Number: 33-26109) and Albright, Persing & Associates, Ltd. has ceased.

Very truly yours,



/s/ Albright, Persing & Associates, Ltd.
----------------------------------------
Albright, Persing & Associates, Ltd.



cc:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 9-5
         450 Fifth Street, N.W.
         Washington, D.C.  20549